UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C., 20549

                                  Form 8-K

                               CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) June 25, 2002



                          CORONADO EXPLORATIONS LTD
             (Exact name of registrant as specified in charter)


     Delaware                                     98-0200471
     (State of other jurisdiction of              (I.R.S. Employer
     incorporation or organization)               Identification Number)

     6265 South Stevenson Way
     Las Vegas, Nevada                            89120
     (Address of Principal Executive Office)      (Zip Code)

                               (702) 450-1600
              (Registrant's Executive Office Telephone Number)

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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

Not applicable.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5.   OTHER EVENTS

On June 25, 2002 the Company issued a press release regarding the extraction of high concentrations of Paclitaxel from Canadian Yew. A copy of the Press Release is attached hereto as Exhibit 99.

ITEM 6.   RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

Not applicable.

ITEM 7.   FINANCIAL STATEMENTS

Not applicable.

ITEM 8.   CHANGE IN FISCAL YEAR

Not applicable.

ITEM 9.   REGULATION FD DISCLOSURE

No events to report.

EXHIBITS

99        Press Release dated June 25, 2002
______

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CORONADO EXPLORATIONS LTD.

                                             By: /s/ Paul McClory
                                                 Paul McClory, President


Date: June 27, 2002